UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 13, 1995

                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




          Delaware                 1-8736              94-2934609
         (State or other          (Commission         (I.R.S. Employer
         jurisdiction of           File Number)        Identification Number)
         incorporation)



     650 California Street, San Francisco, California 94108-2788
     (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (415) 981-8150

Item 5.  Other Events.

The Registrant has issued Supplement #2 to Offer Document related to its offer to acquire the 18.5% of the shares of its subsidiary, Homestake Gold of Australia Limited, that it does not own already. Pursuant to Rule 424(b)(3), the Supplement #2 to Offer Document has been filed by the Registrant as a prospectus supplement related to Offer Document dated October 27, 1995 (File No. 33-62667). This Form 8-K is submitted to file the documents listed below in the Exhibit Index.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit 24.1 Consent of independent accountants related to report on financial forecast included in Supplement #2 to Offer Document.

Exhibit 99.4       Supplement #2 to Offer Document






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 13, 1995


                                          HOMESTAKE MINING COMPANY
                                              (Registrant)



                                          By: /s/David W. Peat
                                             -----------------
                                              David W. Peat
                                              Vice President and Controller